EX-99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the accompanying Form N-CSR of Calvert Social Investment Fund (the "Company"), as filed with the Securities and Exchange Commission (the "Report"), I, Barbara Krumsiek, Senior Vice President of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 29, 2004

/s/ Barbara Krumsiek
Barbara Krumsiek
Senior Vice President -- Principal Executive Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Calvert Social Investment Fund will be retained by Calvert Social Investment Fund and furnished to the SEC or its staff upon request.

This certification is being furnished solely pursuant to 18 U.S.C. 1350 and is not being filed as part of the Report or as a separate disclosure document.

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Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the accompanying Form N-CSR of Calvert Social Investment Fund (the "Company"), as filed with the Securities and Exchange Commission (the "Report"), I, D. Wayne Silby, President of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 24, 2004

/s/ D. Wayne Silby
D. Wayne Silby
President -- Principal Executive Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Calvert Social Investment Fund will be retained by Calvert Social Investment Fund and furnished to the SEC or its staff upon request.

This certification is being furnished solely pursuant to 18 U.S.C. 1350 and is not being filed as part of the Report or as a separate disclosure document.

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Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the accompanying Form N-CSR of Calvert Social Investment Fund (the "Company"), as filed with the Securities and Exchange Commission (the "Report"), I, Ronald Wolfsheimer, Treasurer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 24, 2004

/s/ Ronald Wolfsheimer
Ronald Wolfsheimer
Treasurer -- Principal Financial Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Calvert Social Investment Fund and will be retained by Calvert Social Investment Fund and furnished to the SEC or its staff upon request.

This certification is being furnished solely pursuant to 18 U.S.C. 1350 and is not being filed as part of the Report or as a separate disclosure document.